UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 10, 2014

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-04311	11-1541330
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

25 Harbor Park Drive, Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)
(516) 484-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 10-11, 2014, Pall Corporation (the “Registrant”) will present at the 44th Annual Robert W. Baird & Co. Industrial Conference at the Four Seasons Hotel in Chicago, Illinois. On November 10, 2014, the Registrant’s presentation will be given by Larry Kingsley, Chairman and Chief Executive Officer; Ruby Chandy, President, Pall Industrial; Yves Baratelli, President, Pall Life Sciences and Martin Smith, Chief Technology Officer. On November 11, 2014, the Registrant’s presentation will be given by Larry Kingsley, Chairman and Chief Executive Officer. Presentation materials and a webcast of the live presentation on November 11, 2014, can be accessed through the Registrant’s website at http://www.pall.com/irevents. A replay will be archived and available after the conference for 30 days. Copies of the presentation materials for the conference are attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

99.1	Pall Corporation slide presentation for November 10, 2014
99.2	Pall Corporation slide presentation for November 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation

/s/ Roya Behnia
November 10, 2014	Roya Behnia
Senior Vice President, General Counsel and
Corporate Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Pall Corporation slide presentation for November 10, 2014
99.2	Pall Corporation slide presentation for November 11, 2014